Polymer Research Corporation of America
           Certification under Section 906 of the Sarbanes/Oxley Act-
     Filed as an exhibit to 10-QSB for the Quarter Ended September 30, 2002



         EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of Polymer Research Corp. of America (the"Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I Carl Horowitz, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


               November  9, 2002              by:   /s/ Carl Horowitz
                                              -----------------------
                                              Chief Executive Officer and
                                              Chief Financial Officer